UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2023

Energem Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands

(State or other jurisdiction of incorporation)

001-41070	N/A
(Commission File Number)	(IRS Employer Identification No.)

Level 3, Tower 11, Avenue 5, No. 8,

Jalan Kerinchi , Bangsar South

Wilayah Persekutuan Kuala Lumpur, Malaysia 59200

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code +(60) 3270 47622

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one redeemable warrant	ENCPU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ENCP	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ENCPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing rule or Standard

On November 22, 2023, Energem Corp., a special purpose acquisition company, incorporated as a Cayman Islands exempted company (the “Company”), received a notice (the “Notice”) from the staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company has not regained compliance with Listing Rule 5450(b)(2)(A) (the “Rule”) because the market value of its listed securities has remained below the minimum $50,000,000 required for continued listing. Accordingly, the Company’s securities will be delisted unless the Company requests an appeal of this determination as described below, trading of the Company’s ordinary shares.

Additionally, as previously reported by the Company on Form 8-K filed with the Securities and Exchange Commission on April 4, 2023, on March 31, 2023, the Company received a notice (the “MVLS Notice”) from Nasdaq, stating that the Company’s listed securities failed to comply with Nasdaq Listing Rule 5450(b)(2)(A) based upon the Company’s Market Value of Listed Securities for the 30 consecutive business days prior to the date of the MVLS Notice and the Company had 180 days to cure the deficiency.

The Company intends to timely request a hearing before the Panel to appeal the Notice received on November 22, 2023. A hearing request will stay the suspension of trading on the Company’s securities, and the Company’s securities will continue to trade on The Nasdaq Capital Market until the hearing process concludes and the Panel issues a written decision.

There can be no assurance that the Panel will grant the Company’s request for a suspension of delisting or continued listing on The Nasdaq Capital Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Energem Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGEM CORP.

Date: November 28, 2023	By:	/s/ Swee Guan Hoo
	Name:	Swee Guan Hoo
	Title:	Chief Executive Officer